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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005

                          FIRST MANITOWOC BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                   WISCONSIN                                0-25983                                39-1435359
 ----------------------------------------------     ------------------------          ------------------------------------
 (State or other jurisdiction of incorporation)     (Commission File Number)          (IRS Employer Identification Number)



                             402 NORTH EIGHTH STREET
                         MANITOWOC, WISCONSIN 54221-0010
                     (Address of Principal Executive Office)

                                 (920) 684-6611
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On May 10, 2005, First Manitowoc Bancorp, Inc. ("FMB") announced that it had increased the cash redemption price for shares of its common stock from $19.50 to $19.60 in connection with its "going private" transaction (the "Transaction") which was announced on February 25, 2005. The Transaction is designed to reduce the number of FMB's shareholders to permit FMB to terminate its registration with the United States Securities and Exchange Commission. A copy of the news release announcing the increase in price is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     News Release of First Manitowoc Bancorp, Inc. dated
                  May 10, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 10, 2005                     FIRST MANITOWOC BANCORP, INC.

                                       By: /s/ Thomas J. Bare
                                           -------------------------------------
                                           Thomas J. Bare
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Exhibit 99.1 News Release of First Manitowoc Bancorp, Inc.
                  dated May 10, 2005